UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): September 7, 2017 (September 6, 2017)

Integral Technologies, Inc.

(Exact Name of Company as Specified in Charter)

Nevada	000-28353	98-0163519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2605 Eastside Park Road Suite 1, Evansville, Indiana	47715
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (812) 550-1770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2017, Integral Technologies, Inc. (the “Company”) entered into letter agreements (the “Letter Agreements”) eliminating approximately $1,100,000 of unpaid debt the Company had been carrying on its balance sheet.  The Letter Agreements require the Company to issue to certain consultants, employees, officers and directors options to purchase up to 5,000,000 shares of the Company’s common stock (the “Options”) in full satisfaction of an aggregate of the approximately $1,100,000 owed by the Company for services provided by these individuals.  The Options shall be issued outside of the Company’s equity incentive plans.  The Options have an exercise price of $0.05 per share and a term of 3 years.

As part of these transactions, the Company on September 6, 2017 entered into Letter Agreements with certain of its officers and directors pursuant to which they released the Company of the following debts in exchange for the issuance of Options to purchase shares:

●	Doug Bathauer, the Company’s Chief Executive Officer and a director, released $170,800 in accrued debt. The Company granted Mr. Bathauer Options to purchase 1,324,374 shares.

●	Eli Dusenbury, the Company’s Chief Financial Officer, released $96,000 of accrued debt. The Company granted Mr. Dusenbury Options to purchase 674,928 shares.

●	James Eagan, a director and the Chairman of the Board, released $145,000 in accrued debt. The Company granted Mr. Eagan Options to purchase 1,093,454 shares.

●	Jeff Babka, a director, released $60,000 in accrued debt. The Company granted Mr. Babka Options to purchase 421,800 shares.

The foregoing description of the Letter Agreement and the Options are qualified in their entirety by reference to the form of Letter Agreement and Form of Option Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 5.02 is incorporated by reference herein.

The issuance of the Options described above was completed in accordance with the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving a public offering.  The Options have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Form of Letter Agreement

10.2 Form of Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL TECHNOLOGIES, INC.

Dated: September 7, 2017	By:	/s/ Doug Bathauer
	Name:	Doug Bathauer
	Title:	Chief Executive Officer